UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 30, 2003

NeoPharm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045

(Address of principal executive offices) (Zip Code)

(847) 295-8678

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 30, 2003

Item 9.	Regulation FD Disclosure

On June 30, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, providing information on the revised schedule for concluding the Registrant’s ongoing arbitration hearing with Pharmacia and Upjohn Company (now Pfizer).

SIGNATURE PAGE

Pursuant to the requirements of The Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

Dated June 30, 2003	By:	/s/ LAWRENCE A. KENYON
Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)